Exhibit 10.6
Loan No. 68890396
STOCK PLEDGE AGREEMENT
(Kircher Trust Pledge of SPI Stock)
     This Stock Pledge Agreement (this “Agreement”) is made effective June 22, 2010, by and between Stephen C. Kircher, trustee of the Kircher Family Irrevocable Trust (“Grantor”) and Umpqua Bank, an Oregon corporation (“Lender”), with reference to the following recitals:
RECITALS
     A. Grantor is an irrevocable trust formed under the laws of the state of California and is the owner of 2,000,000 shares of the common stock of Solar Power, Inc., a California corporation (“SPI”).
     B. Pursuant to a Loan Agreement of even date with this Agreement by and between Lender and Solar Tax Partners 1, LLC, a California limited liability company (“Borrower”) (the “Loan Agreement”), Lender has agreed to lend to Borrower, and Borrower has agreed to borrow from Lender a loan in the principal amount of Nine Million Nine Hundred Fifty Thousand and 00/100 Dollars ($9,950,000.00) (the “Loan”).
     C. The Loan will be evidenced by a Promissory Note Secured by Deed of Trust in the principal amount of Nine Million Nine Hundred Fifty Thousand and 00/100 Dollars ($9,950,000.00) (the “Note”).
     D. Pursuant to the terms of the Loan Agreement, payment and performance of the Indebtedness are to be guaranteed by Grantor pursuant to a Guaranty of Payment of even date with this Agreement (the “Guaranty”). Also pursuant to the Loan Agreement, payment and performance of the Indebtedness is to be secured by a security interest in the Collateral (as defined herein).
     E. Grantor will derive substantial direct and indirect benefits from the Lender’s making the Loan to Borrower. Lender would not make the Loan to Borrower without the security provided by this Agreement.
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees as follows:
1. GRANT OF SECURITY INTEREST. For valuable consideration, Grantor pledges, assigns and grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law. Grantor hereby irrevocably appoints Lender as Grantor’s proxy holder with respect to the Collateral with full power and authority to vote, give consents, ratifications and waivers and otherwise act with respect to such Collateral on behalf of Grantor, provided that this proxy shall be operative only upon the occurrence and continuance of an Event of Default beyond any applicable notice and cure period. This proxy shall be irrevocable for so long as any Indebtedness remains outstanding. Until such time, if any, as Grantor receives written notice that Lender is exercising its rights hereunder as a result of an Event of Default, Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.
     1.1 Reduction of Value of Pledged Stock. The value of the Pledged Stock, as determined by Lender as of December 31of each calendar year pursuant to published sources deemed reliable, shall at no time be less than One Hundred Twenty-Five Percent (125%) of the maximum principal amount of the Kircher Trust Guaranty, as that amount may be reduced from time to time pursuant to Section 2.3 and the Kircher Trust Guaranty. Shares of stock representing value in excess of that amount may be released concurrently with reductions in Grantor’s maximum principal liability under the Kircher Trust Guaranty.
Stock Pledge
(Kircher Trust)

Loan No. 68890396
2. DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement and the Loan Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.
     2.1 Agreement means this Stock Pledge Agreement, as may be amended or modified from time to time, together with all exhibits and schedules attached to this Stock Pledge Agreement from time to time.
     2.2 Collateral means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:
               the Pledged Stock, and all Proceeds thereof.
In addition, and without limiting the generality of the foregoing, the word “Collateral” includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:
          (i) All replacements of and substitutions for the Collateral;
          (ii) All dividends and distributions arising out of or in connection with any of the Collateral except those paid in accordance with this Agreement;
          (iii) All accounts, contract rights, general intangibles, instruments, monies, payments, and all other rights, arising out of a sale or other disposition of any of the property described above;
          (iv) All proceeds from the sale or other disposition of any of the Collateral; and
          (v) All records and data relating to any of the Collateral described above, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media.
     2.3 Event of Default is defined at Section 5 hereof.
     2.4 Guarantor means and includes without limitations, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness, and any other party or person, other than Borrower, that pledges assets to secure the Indebtedness.
     2.5 Indebtedness means the indebtedness in connection with the Loan issued pursuant to the Loan Agreement, including all principal and interest and other amounts owing under the Note, together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Loan Documents. The word AIndebtedness@ also includes all other obligations, debts and liabilities, plus interest thereon, of Borrower to Bank, as well as all claims by Bank against Borrower, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually of jointly with others; whether Borrower may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.
     2.6 Kircher Trust Guaranty means that certain Continuing Guaranty of even date with this Agreement, executed by Grantor in favor of Lender, guarantying payment and performance of the Indebtedness.
     2.7 Loan Documents is defined in the Loan Agreement.
     2.8 Note is defined in Recital C.
Stock Pledge
(Kircher Trust)

Loan No. 68890396
     2.9 Pledged Stock means, initially, 2,000,000 common shares of Solar Power, Inc., subject to reduction as provided in Section 1.1 hereof.
     2.10 Share Certificates means Certificate Nos. 6386-8517-BF07 and 1861-3000-BF07, issued by Solar Power, Inc., evidencing the Pledged Stock.
     2.11 Uniform Commercial Code means the California Uniform Commercial Code.
3. OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:
     3.1 Perfection of Security Interest. As a condition precedent to any obligation of Lender to make the Loan, Grantor shall deliver to Lender possession of the original Share Certificates, evidencing Pledged Stock with a value not less than that required under Section 1.1 hereof as that requirement may be reduced from time to time. Upon request of Lender, Grantor will deliver to Lender any and all other documents evidencing or constituting the Collateral. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a financing statement to perfect its interest in any of the Collateral. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender’s security interest in the Collateral. Grantor promptly will notify Lender of any change in Grantor’s name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect until the Indebtedness is paid in full; provided, however, that the number of shares of Pledged Stock that are pledged to Lender to secure the Indebtedness may be reduced from time to time under the terms and subject to the conditions precedent stated in the Loan Agreement.
     3.2 Duties and Rights of Secured Party. Lender shall have no duty of any kind or nature whatsoever with respect to the Collateral, other than to hold, release or dispose of the same in accordance with the terms and provisions of this Agreement. With respect to each particular item of Collateral, the security interest herein granted shall attach immediately upon Grantor’s execution hereof or as soon as Grantor acquires rights in and to such item of Collateral, whichever is later.
     3.3 No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party.
     3.4 Transactions Involving Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender for application to the Indebtedness.
     3.5 Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, and encumbrances except for the lien of this Agreement. To the best of Grantor=s knowledge, no financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.
     3.6 Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral upon this Agreement. Grantor may withhold any such payment or may elect to contest any lien if
Stock Pledge
(Kircher Trust)

Loan No. 68890396
Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized in Lender’s sole opinion. If the Collateral is subjected to a lien which is not discharged within thirty (30) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys’ fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any such contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.
     3.7 Compliance With Governmental Requirements. Grantor shall materially comply promptly with all laws, ordinances and regulations of all governmental authorities applicable to the production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s reasonable opinion, is not jeopardized.
4. EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for maintaining and preserving the Collateral. All such expenditures reasonably incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender’s option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note’s maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.
5. EVENTS OF DEFAULT. The occurrence of any Event of Default set forth in any other Loan Document shall be an Event of Default under this Agreement.
6. RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement and continues beyond any applicable notice and at any time thereafter while the same is continuing, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one of more of the following rights and remedies together with any other remedies available under the Loan Documents, at law or in equity.
     6.1 Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Lender will give Grantor reasonable notice of the time after which any private sale of any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser time as required by state law, before the time of the sale or disposition. All reasonable expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.
     6.2 Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver; (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.
Stock Pledge
(Kircher Trust)

Loan No. 68890396
     6.3 Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, revenues, dividends and other Proceeds from the Collateral and apply same to the Indebtedness. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, revenues, dividends and Proceeds therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine.
     6.4 Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.
     6.5 Cumulative Remedies. All of Lender’s rights and remedies, whether evidenced by this Agreement or the Loan Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement. after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and to exercise its remedies.
7. CONSENTS OF GRANTOR. Grantor hereby unconditionally consents and agrees that, without notice to or further assent from Grantor:
     7.1 The principal amount of the Indebtedness may be increased or decreased and additional Indebtedness or obligations of the Borrower under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise;
     7.2 The time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Indebtedness or any fee or other amount payable related to the Indebtedness or under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise;
     7.3 The time for the Borrower’s (or any other Person’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Lender may deem proper;
     7.4 The Lender may discharge or release, in whole or in part, any other grantor of security for the Indebtedness, or any Guarantor or other Person liable for the payment and performance of all or any part of the Indebtedness, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the collateral for the Indebtedness, nor shall the Lender be liable to the Grantor for any failure to collect or enforce payment or performance of the Indebtedness from any Guarantor or Person or to realize on the collateral therefor;
     7.5 In addition to the collateral encumbered by the Security Documents, the Lender may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Indebtedness, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof;
     7.6 The Lender may request and accept other guaranties of the Indebtedness and any other Indebtedness, obligations or liabilities of the Borrower to the Lender and may, from time to time, in whole or in
Stock Pledge
(Kircher Trust)

Loan No. 68890396
part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and
     7.7 The Lender may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of any Indebtedness and any power of sale) granted by any Loan Document or Security Document or agreement, or otherwise available to the Lender, with respect to the Indebtedness, any of the collateral or other security for any or all of the Indebtedness, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of the Grantor against the Borrower;
     all as the Lender may deem advisable, and all without impairing, abridging, releasing or affecting this Agreement.
8.	GRANTOR’S WAIVERS.
     8.1 Grantor waives and agrees not to assert:
          (a) any right to require Lender to marshal assets in favor of the Borrower, the Grantor, any Guarantor or any other Person, to proceed against the Borrower, any other Grantor of collateral for the Indebtedness or any Guarantor or other Person, to proceed against or exhaust any of the collateral or any other security held for the Indebtedness, to give notice of the terms, time and place of any public or private sale of personal property security constituting the collateral or any other collateral or security for the Indebtedness or comply with any other provisions of §9504 of the California Commercial Code (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of Lender whatsoever;
          (b) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Indebtedness;
          (c) any defense arising by reason of any lack of corporate or other authority or any other defense of the Borrower, the Grantor, any Guarantor, or any other Person;
          (d) any defense based upon Lender or Trustee’s errors or omissions in the administration of the Indebtedness;
          (e) any rights to set-offs and counterclaims;
          (f) (A) the Grantor’s rights of subrogation, reimbursement, indemnification, and contribution and (B) any other rights and defenses that are or may become available to the Grantor by reason of California Civil Code Sections 2787 to 2855, inclusive;
               (vii) any rights or defenses the Grantor may have in respect of its obligations as a Grantor of collateral for the Indebtedness, a guarantor or other surety by reason of any election of remedies by the creditor;
               (viii) any rights or defenses Grantor may have because the Loan obligation is secured by real property or an estate for years. These rights or defenses include, but are not limited to, any rights or defenses that are based upon directly or indirectly, the application of Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure to the Loan;
               (ix) any rights or defenses that Grantor may have because the Loan is secured by real property. This means, among other things: (A) Assignee may collect from Grantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (B) If Assignee forecloses on any real property
Stock Pledge
(Kircher Trust)

Loan No. 68890396
collateral pledged by Borrower: (1) The amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (2) Assignee may collect from Grantor even if Assignee or Trustee, by foreclosing on the real property collateral, has destroyed any right Grantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Grantor may have because the Borrower’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure;
               (x) any rights or defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Indebtedness has destroyed the Grantor’s rights of subrogation and reimbursement against the principal by the operation of California Code of Civil Procedure Section 580d or otherwise; and
               (xi) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Agreement.
          (b) The Grantor waives any and all notice of the acceptance of this Agreement, and any and all notice of the creation, renewal, modification, extension or accrual of the Indebtedness, or the reliance by Lender upon this Agreement, or the exercise of any right, power or privilege hereunder. The Indebtedness shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Agreement. The Grantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon the Borrower, the Grantor or any guarantor or other person with respect to the Indebtedness.
          (c) The obligations of the Grantor hereunder are independent of and separate from the obligations of the Borrower, or any other guarantor or grantor and upon the occurrence and during the continuance of any Event of Default, a separate action or actions may be taken or brought against the Grantor to foreclose this Agreement, whether or not the Borrower or any Guarantor or any other grantor of collateral for the Indebtedness is joined therein or a separate action or actions are brought against the Borrower , any Guarantor, or any other grantor.
          (d) The Grantor shall not have any right to require Lender to obtain or disclose any information with respect to: (i) the financial condition or character of the Borrower or the ability of the Borrower to pay and perform the Indebtedness; (ii) the Indebtedness; (iii) the collateral or other security for any or all of the Indebtedness; (iv) the existence or nonexistence of any other guarantees of all or any part of the Indebtedness; (v) any action or inaction on the part of Lender or any other Person; or (vi) any other matter, fact or occurrence whatsoever.
          (e) The Grantor shall not have, shall not directly or indirectly exercise, and hereby subordinates to the rights of Assignee and Borrower, (i) any rights that it may acquire by way of subrogation under this Agreement, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Agreement, and (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of Lender as against the Borrower, other grantor, or any guarantor, whether in connection with any of the Loan Documents or otherwise. If any amount shall be paid to the Grantor on account of the foregoing rights at any time when all the Indebtedness shall not have been paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Indebtedness, whether matured or unmatured, in accordance with the terms of the Loan Documents.
9. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Stock Pledge
(Kircher Trust)

Loan No. 68890396
     9.1 Amendments. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
     9.2 Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Sacramento County, State of California. This Agreement shall be governed by and construed in accordance with the laws of the State of California.
     9.3 Attorneys Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s reasonable costs and expenses, including attorneys’ fees and Lender’s legal expenses incurred in connection with the enforcement of this Agreement outside of a judicial or quasi-judicial proceeding. Lender may pay someone else to help enforce this Agreement in that manner and Grantor shall pay the costs and expenses of such enforcement. In the event of any action, proceeding, or arbitration arising out of or in connection with this Agreement, whether or not pursued to judgment, the prevailing party shall be entitled, in addition to all other relief, to recover its costs and reasonable attorneys’ fees, including those incurred in any case, action, proceeding or claim under the Federal Bankruptcy Code or any successor statute. Costs and expenses include attorneys’ fees, legal expenses, expert witness and consulting fees whether or not there is a lawsuit, including attorneys’ fees, costs and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, or post-judgment collection services or proceedings.
     9.4 Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
     9.5 Notices. All notices required to be given to Grantor and Lender under this Agreement shall be given in writing and shall be delivered as prescribed in Section 9.3 of the Loan Agreement.
     9.6 Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do any and all acts which Grantor is obligated to do by this Agreement and for the purposes of carrying out the purposes of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes of this Agreement. Without limiting the generality of the forgoing, Lender shall have the right to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and coupled with an interest and shall remain in full force and effect until renounced by Lender. Lender agrees that this power of attorney shall not be exercised until such time as Lender gives Grantor written notice of an Event of Default.
     9.7 Further Assurances. The parties hereto hereby agree to execute such other documents and take such other action as may be reasonably necessary to further the purposes of this Agreement.
     9.8 Preference Payments. Any monies Lender pays because of an asserted preference claim in Grantor’s bankruptcy will become a part of the Indebtedness and, at Lender’s option, shall be payable by Grantor as provided in Section 4, above.
Stock Pledge
(Kircher Trust)

Loan No. 68890396
     9.9 Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid of unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.
     9.10 Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.
     9.11 Captions and Interpretations. Titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or any provision hereof. No provision in this Agreement is to be interpreted for or against either party because that party or his legal representative drafted such provision.
     9.12 Incorporation of Recitals. All recitals set forth in the Recital section of this Agreement are incorporated herein and are deemed to be true and correct as of the Effective Date.
     9.13 Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
     9.14 Waiver of Co-Obligor’s Rights. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.
     9.15. Jury Trial Waiver. Grantor waives any right to trial by jury with respect to any action or proceeding relating to the Loan, the Loan Documents, this Agreement or any understandings or prior dealings between the parties.
GRANTOR AGREES THAT THIS AGREEMENT CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF CODE OF CIVIL PROCEDURE § 631 AND GRANTOR DOES CONSTITUTE AND APPOINT ASSIGNEE ITS TRUE AND LAWFUL ATTORNEY-IN-FACT (THE APPOINTMENT BEING COUPLED WITH AN INTEREST) AND GRANTOR DOES AUTHORIZE AND EMPOWER ASSIGNEE, IN THE NAME, PLACE, AND STEAD OF BORROWER, TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.
Initials:                                          [Insert initials of parties].
     9.16. Judicial Reference Provision.
     (a) In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.
Stock Pledge
(Kircher Trust)

Loan No. 68890396
     (b) With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to the Loan or this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Bank Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Bank Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).
     (c) The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.
     (d) The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).
     (e) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.
     (f) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.
     (g) Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.
Stock Pledge
(Kircher Trust)

Loan No. 68890396
     (h) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding, which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.
     (i) If the enabling legislation, which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.
     (j) THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THE LOAN OR THIS AGREEMENT, OR THE OTHER BANK DOCUMENTS.
     Initials:                                          [Insert initials of parties].
     9.17 Return of Collateral. Lender agrees to return the Collateral to Grantor promptly upon payment in full of the Indebtedness ant the termination of any obligation of Lender to make further Advances.
     9.18 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page. The parties authorize removal of the signature page of this Agreement from any counterpart copy and the attachment of all signature pages to a single counterpart copy so that the signatures of all those signing will be physically attached to the same document. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an originally executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver an originally executed counterpart of this Agreement, but failure to deliver an originally executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement.
     9.19 USA Patriot Act Notice. Lender hereby notifies Grantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Grantor, which information includes the name and address of Grantor and other information that will allow Lender to identify Grantor in accordance with the Act.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE(S)]
Stock Pledge
(Kircher Trust)

Loan No. 68890396
     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS STOCK PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF THE DATE FIRST SET FORTH ABOVE.
GRANTOR:

/s/ Stephen C. Kircher Stephen C. Kircher, Trustee of the
Kircher Family Irrevocable Trust

LENDER:

Umpqua Bank, an Oregon corporation

By:	/s/ Ed Jensen
Ed Jensen
Senior Vice President